SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 13, 2001

ARTISAN COMPONENTS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-23649 Commission File No.	77-0278185 (I.R.S. Employer Identification Number)

141 Caspian Court
Sunnyvale, California 94089
(Address of principal executive offices)

(408) 734-5600
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

                  On December 13, 2001, Artisan Components, Inc. issued a press release announcing that the Board of Directors of Artisan Components approved the adoption of a Stockholder Rights Plan. The press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit 99.1 Artisan Components, Inc. Press Release issued December 13, 2001.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Components, Inc. (Registrant)

Date:	December 14, 2001	By: /s/ Mark Templeton Mark Templeton President and CEO

EXHIBIT INDEX

Exhibit
Number

99.1	Artisan Components, Inc. Press Release issued December 13, 2001.